UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Crinetics Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Crinetics C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Crinetics Pharmaceuticals, Inc. Annual Meeting of Stockholders Wednesday, June 11, 2025 8:00 AM, Pacific Time Annual meeting to be held via the internet - please visit www.proxydocs.com/CRNX for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/CRNX For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/CRNX To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 30, 2025. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 11, 2025 For Stockholders of record as of April 14, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/CRNX Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Crinetics Crinetics Pharmaceuticals, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ALL THE DIRECTORS ON PROPOSAL 1 AND FOR ON PROPOSALS 2 AND 3 PROPOSAL 1. To elect three directors to serve as Class I directors for a three-year term to expire at the 2028 annual meeting of stockholders; 1.01 Matthew K. Fust 1.02 R. Scott Struthers, Ph.D. 1.03 Rogério Vivaldi Coelho, M.D. 2. To consider and vote upon the ratification of the selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025; 3. To consider and vote upon, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; 4. To transact such other business as may be properly brought before the annual meeting or any adjournment or postponement thereof.

Crinetics C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Crinetics Pharmaceuticals, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 14, 2025 Wednesday, June 11, 2025 8:00 AM, Pacific Time Annual meeting to be held via the internet - please visit www.proxydocs.com/CRNX for more details. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 8:00 AM, Pacific Time, June 11, 2025. Internet: www.proxypush.com/CRNX Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-229-5833 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/CRNX YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 8:00 AM, Pacific Time, June 11, 2025. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints R. Scott Struthers, Ph.D. President and CEO and Tobin Schilke, CFO and Secretary (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Crinetics Pharmaceuticals, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Crinetics Crinetics Pharmaceuticals, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ALL THE DIRECTORS ON PROPOSAL 1 AND FOR ON PROPOSALS 2 AND 3 PROPOSAL YOUR VOTE 1. To elect three directors to serve as Class I directors for a three-year term to expire at the 2028 annual meeting of stockholders; 1.01 Matthew K. Fust 1.02 R. Scott Struthers, Ph.D. 1.03 Rogério Vivaldi Coelho, M.D. 2. To consider and vote upon the ratification of the selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025; 3. To consider and vote upon, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; 4. To transact such other business as may be properly brought before the annual meeting or any adjournment or postponement thereof. FOR WITHHOLD FOR AGAINST ABSTAIN BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR FOR FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/CRNX Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date